UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 1, 2025

Performant Healthcare, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35628	20-0484934
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
900 South Pine Island Road,
Plantation, FL 33324
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (925)  960-4800

N/A
(Former name or former address, if changed since last report.)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $.0001 per share	PHLT	The Nasdaq Stock Market LLC

Item 1.01	Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On July 31, 2025, Performant Healthcare, Inc. (the “Company” or “Performant”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Continental Buyer, Inc., a Delaware corporation (“Parent” and, together with its direct and indirect parent entities and subsidiaries, “Machinify”), and Prevail Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”). The Merger Agreement provides that, on the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will merge with and into the Company (the “Merger”), with the Company continuing as the surviving corporation and a wholly owned subsidiary of Parent. Machinify is a portfolio company of investment funds managed by New Mountain Capital L.L.C. The Merger Agreement and the transactions contemplated thereby (including the Merger) were approved by the unanimous vote of the Company’s Board of Directors (the “Company Board”).

At the effective time of the Merger (the “Effective Time”), each share of common stock, par value $0.0001 per share, of the Company (collectively, the “Shares”) issued and outstanding immediately prior to the Effective Time (other than any Shares held by (i) the Company as treasury stock or held directly by Parent or Merger Sub (or any direct or indirect wholly owned subsidiaries of the Company, Parent, or Merger Sub) or (ii) stockholders who have not voted in favor of, or consented in writing to, the adoption and approval of the Merger Agreement, and who are entitled to and have properly demanded appraisal of such Shares in accordance with Section 262 of the DGCL) will be cancelled and converted into the right to receive an amount in cash, without interest, equal to $7.75 (the “Merger Consideration”).

Treatment of Company Equity Awards

Effective as of immediately prior to the Effective Time, each option to purchase Shares (each, a “Company Stock Option”), whether vested or unvested, that is outstanding immediately prior to the Effective Time, will automatically be canceled and be converted into the right to receive (without interest) a lump sum cash payment (less applicable withholding taxes), equal to the product of (i) the total number of Shares underlying such Company Stock Option multiplied by (ii) the excess, if any, of the Merger Consideration over the per share exercise price of such Company Stock Option.

Effective as of immediately prior to the Effective Time, each restricted stock unit award (or portion thereof) subject to time-based vesting restrictions, whether vested or unvested, that is outstanding immediately prior to the Effective Time (each, a “Company RSU”) will automatically be canceled in consideration for the right to receive a lump sum cash payment (less applicable withholding taxes), equal to (i) the total number of Shares underlying such Company RSU multiplied by (ii) the Merger Consideration.

Effective as of immediately prior to the Effective Time, each restricted stock unit award (or portion thereof) subject to performance-based vesting conditions, that is outstanding immediately prior to the Effective Time (each, a “Company PRSU”), (A) to the extent not vested, shall be deemed to have satisfied such performance vesting conditions at 100% of target and shall have any time-based vesting conditions waived and (B) will be canceled in consideration for the right to receive a lump sum cash payment (less any applicable withholding taxes), equal to (i) the number of Shares underlying such Company PRSU multiplied by (ii) the Merger Consideration.

Conditions to the Merger and Other Terms of the Merger Agreement

The obligation of the parties to consummate the Merger is subject to customary closing conditions, including, among others, (i) the adoption of the Merger Agreement by the holders of a majority of the outstanding Shares entitled to vote on such matter at the Company Stockholders Meeting (such adoption, the “Company Stockholder Approval”), (ii) the making of all required filings under Antitrust Laws and receipt of all required approvals under applicable Antitrust Laws , (iii) the absence of other legal restraints that prohibit the transactions contemplated by the Merger Agreement, (iv) the accuracy of the parties’ respective representations and warranties contained in the Merger Agreement (subject in certain instances to customary materiality thresholds), (v) the performance of the parties’ respective covenants contained in the Merger Agreement in all material respects, and (vi) solely as relates to Parent’s obligation to consummate the Merger, the absence of any Company Material Adverse Effect (as defined in the Merger Agreement) with respect to the Company.

The Company and Parent each made representations and warranties and agreed to be bound by covenants and agreements in the Merger Agreement customary for a transaction of this nature. The Merger Agreement contains pre-closing covenants, including, among others, covenants by the Company to conduct its business and operations in the ordinary course of business consistent with past practice during the interim period between the date of the execution of the Merger Agreement and the closing of the Merger.

The Merger Agreement contains customary non-solicitation covenants that prohibit the Company from soliciting competing proposals or entering into discussions concerning, or providing confidential information in connection with, certain proposals for an alternative transaction. These non-solicitation covenants allow the Company, under certain circumstances where the failure to do so would reasonably be expected to be inconsistent with the Board’s fiduciary duties and in compliance with certain obligations set forth in the Merger Agreement, to provide non-public information to, and engage in discussions and negotiations with, third parties in response to an unsolicited acquisition proposal that the Company Board determines in good faith, after consultation with a financial advisor and outside legal counsel, could reasonably be expected to lead to a “Superior Proposal”. The Board also may change its recommendation to the holders of Shares to adopt the Merger Agreement in response to a “Superior Proposal” or an “Intervening Event” (each as defined in the Merger Agreement) if the Company Board determines in good faith, after consultation with a financial advisor and outside legal counsel, that the failure to take such action would be inconsistent with its fiduciary duties under applicable law.

Each of the Company and Parent agreed to cooperate with each other and take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable federal, state or foreign antitrust or competition laws (“Antitrust Laws”) to consummate and make effective as promptly as practicable the Merger, including to make all necessary filings for government clearances in the most expeditious manner practicable under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

Termination

The Merger Agreement contains termination rights for each of the Company and Parent, including, among others, (i) if the consummation of the Merger does not occur on or before January 31, 2026 (subject to a three-month extension under certain circumstances), (ii) if any order prohibiting the Merger has become final and non-appealable, (iii) if the Company Stockholder Approval (as defined in the Merger Agreement) is not obtained following the meeting of the Company’s stockholders for purposes of obtaining such Company Stockholder Approval, and (iv) subject to certain conditions, (a) by Parent, if the Board changes its recommendation in favor of the Merger or (b) by the Company, prior to the receipt of the Company Stockholder Approval, if the Company wishes to terminate the Merger Agreement to enter into a definitive agreement providing for a Superior Proposal (as defined by the Merger Agreement). The Company and Parent may also terminate the Merger Agreement by mutual written consent. Upon termination of the Merger Agreement under certain specified circumstances, the Company will be required to pay to Parent a termination fee of $19,980,000, and in certain circumstances where the termination fee is not payable, the Company will be required to reimburse Parent for certain transaction expenses up to $3,000,000.

Financing

To support the obligations of Parent under the Merger Agreement, Parent obtained debt commitments with various financial institutions subject to customary closing conditions, including the consummation of the Merger. Pursuant to the terms of the Merger Agreement, the Company agreed to use its reasonable best efforts to cooperate as may be reasonably requested by Parent in connection with the debt financing.

The foregoing descriptions of the terms of the Merger Agreement and the transactions contemplated thereby do not purport to be complete and are qualified in their entirety by the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Merger Agreement and the above description have been included to provide investors with information regarding its terms. They are not intended to provide any other factual information about the Company, Parent, Merger Sub or their respective affiliates. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement as of the specific dates therein, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. Accordingly, the Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the Company, Parent and Merger Sub and the transactions contemplated by the Merger Agreement that will be contained in or attached as annex to the proxy statement that the Company will file in connection with the transactions contemplated by the Merger Agreement, as well as in other filings that the Company will make with the U.S. Securities and Exchange Commission (the “SEC”).

Item 5.02	Compensatory Arrangements of Certain Employees

Success Bonuses
On July 31, 2025, concurrent with its approval of the Merger Agreement, the Company Board awarded certain employees of the Company the opportunity to earn a success bonus upon the consummation of a Change in Control of the Company (as defined under the Company’s Amended and Restated Stock Incentive Plan), payable in a lump sum upon the Change in Control of the Company (the “Success Bonuses”), subject to the employee’s continued service with the Company through the consummation of the Change in Control, and if requested by the Company, in its sole discretion, further subject to the employee executing a release of claims in favor of the Company in a form acceptable to the Company. The Company Board designated each of Simeon Kohl, the Company’s Chief Executive Officer, and Rohit Ramchandani, the Company’s Chief Financial Officer, as eligible to earn a Success Bonus equal to the sum of (a) such executive officer’s base annual compensation ($400,000 and $315,000, respectively), plus (b) an amount equal to the executive officer’s target bonus for the year in which the Change in Control occurs calculated based on actual performance through the Change in Control (with the maximum payout under (b) being equal to 150% of the officer’s target bonus opportunity (such amount, $450,000 and $236,250, respectively)).

Item 7.01 Regulation FD

On August 1, 2025, Parent and the Company issued a press release announcing the execution of the Merger Agreement. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1, is being furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Additional Information about the Transaction and Where to Find It

In connection with the proposed transaction, Performant will file a proxy statement with the SEC. The proxy statement will be sent to all Performant stockholders. Performant also will file other documents regarding the proposed transaction with the SEC. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF PERFORMANT ARE URGED TO READ THE PROXY STATEMENT (WHEN AVAILABLE) AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and Performant stockholders may obtain free copies of the proxy statement (when available) and other documents that are filed or will be filed with the SEC by Performant through the website maintained by the SEC at www.sec.gov.
The documents filed by Performant with the SEC also may be obtained free of charge at Performant’s website at www.performanthealthcare.com or upon written request to Performant Healthcare, Inc., 900 South Pine Island Road, Suite 150, Plantation, FL 33324.

Participants in the Solicitation

Performant and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Performant’s stockholders in connection with the proposed transaction. Information about Performant’s directors and executive officers is set forth in Performant’s proxy statement for its 2025 Annual Meeting of Stockholders on Schedule 14A filed with the SEC on April 24, 2025 (the “Annual Meeting Proxy Statement”). To the extent that holdings of Performant’s securities have changed since the amounts printed in the Annual Meeting Proxy Statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed transaction may be obtained by reading the proxy statement regarding the proposed transaction when it becomes available. You may obtain free copies of these documents as described in the preceding paragraph.

Forward Looking Statements

The Company’s disclosure in this report may contain forward-looking statements, which include all statements that do not relate solely to historical or current facts, such as statements regarding our expectations, intentions or strategies regarding the future. These forward-looking statements are based on current expectations, estimates, assumptions, and projections that are subject to change and actual results may differ materially from the forward-looking statements. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected and are subject to a number of known and unknown risks and uncertainties, including: (i) the risk that the proposed merger may not be completed in a timely manner or at all, which may adversely affect the Company’s business and the price of the Company’s common stock; (ii) the failure to satisfy any of the conditions to the consummation of the proposed merger, including the receipt of certain regulatory approvals; (iii) the failure to obtain stockholder approval; (iv) the occurrence of any fact, event, change, development or circumstance that could give rise to the termination of the merger agreement, including in circumstances requiring the Company to pay a termination fee; (v) the effect of the announcement or pendency of the proposed transaction on the Company’s business relationships, operating results and business generally; (vi) risks that the proposed transaction disrupts the Company’s current plans and operations; (vii) the Company’s ability to retain and hire key personnel and maintain relationships with key business partners and customers, and others with whom it does business, in light of the proposed transaction; (viii) risks related to diverting management’s attention from the Company’s ongoing business operations; (ix) unexpected costs, charges or expenses resulting from the proposed merger; (x) potential litigation relating to the merger that could be instituted against the parties to the merger agreement or their respective directors, managers or officers, including the effects of any outcomes related thereto; (xi) certain restrictions during the pendency of the Merger that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (xiii) uncertainty as to timing of completion of the proposed Merger; (xiv) legislative, regulatory and economic developments affecting the Company’s business and (xvii) other risks described in the Company’s filings with the U.S. Securities and Exchange Commission, such risks and uncertainties described under the headings “Forward-Looking Statements,” “Risk Factors” and other sections of the Company’s annual report on Form 10-K for the year ended December 31, 2024 and subsequently filed reports on Forms 10-Q and 8-K. The forward-looking statements are made as of the date of this press release and the Company does not undertake to update any forward-looking statements to conform these statements to actual results or revised expectations.

Item 9.01	Financial Statements and Exhibits.
(d)Exhibit Index

2.1*	Agreement and Plan of Merger, dated July 31, 2025, by and among Performant Healthcare, Inc., Continental, Buyer, Inc. and Prevail Merger Sub, Inc.
99.1	Press release issued by Performant Healthcare, Inc., dated August 1, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Certain schedules, annexes and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of such schedules, annexes and exhibits, or any section thereof, to the SEC upon request.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: August 1, 2025

PERFORMANT FINANCIAL CORPORATION

By:	/s/Rohit Ramchandani
Rohit Ramchandani
Chief Financial Officer